Non-controlling interests	12 Months Ended
Dec. 31, 2018
Non-controlling interest [Abstract]
Non-controlling interests
18.	Non-controlling interests

In February 2010, Shenzhen Xunlei set up a new subsidiary named Xunlei Games and holds 70% of its equity interest. A shareholder of the Company contributed RMB 3,000,000 (equivalent to USD 439,000) and holds 30% equity interest in Xunlei Games, which was accounted for as a non-controlling interest of the Group.

In June 2018, 80% equity interest of Henan Tourism was acquired by Wangwenhua, a wholly-owned subsidiary of the Group under its VIE structure, the remaining 20% equity interest held by a third party was accounted for as a non-controlling interest of the Group.

In July 2018, HK Onething set up a new subsidiary named Thailand Onething. The ordinary shares of Thailand Onething (“Class A Shares”) were held by HK Onething, which represent 49% equity interest of the subsidiary. The remaining equity interest was owned by institutional and individuals’ investors in Thailand through preference shares (“Class B Shares”), and accounted for as a non-controlling interest of the Group. Pursuant to the shareholders’ agreement, all shares shall have the same rights, preferences and privileges, and shall carry the same obligations in all respects, except each of Class B shareholders shall be entitled to 1 vote per 10 preference shares, a fixed dividend of 3 percent of the total paid-up value of Class B Shares, and return of capital upon the Company’s liquidation equal to an amount of the total paid-up value of Class B Shares.